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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 24, 2002




                                RSA Security Inc.
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               (Exact name of registrant as specified in charter)



        Delaware                       000-25120                04-2916506
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 (State or other juris-              (Commission               (IRS Employer
diction of incorporation)            File Number)            Identification No.)



36 Crosby Drive, Bedford, Massachusetts                           01730
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (781) 301-5000



                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On January 24, 2002, RSA Security Inc. (the "Company") issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2001 and providing guidance on its revenue and net income for the year ending December 31, 2002. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The Company also announced that it has learned that the Securities and Exchange Commission (the "SEC") has commenced a formal investigation into certain matters relating to the Company and trading in its securities. Management is cooperating fully with the SEC.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.         DESCRIPTION
-----------         -----------

   99.1 Press release, dated January 24, 2002, announcing the financial results of RSA Security Inc. for the fourth quarter and year ended December 31, 2001.


                                     - 2 -
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 25, 2002                 RSA SECURITY INC.
                                       -----------------
                                       (Registrant)



                                       By: /s/ John F. Kennedy
                                           -------------------------------------
                                           John F. Kennedy
                                           Chief Financial Officer, Senior Vice
                                           President, Finance and Operations,
                                           and Treasurer


                                     - 3 -
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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
   99.1             Press release, dated January 24, 2002, announcing the
                    financial results of RSA Security Inc. for the fourth quarter and year ended December 31, 2001.